SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 8, 2009

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Mailing Address)

(301) 767-2810
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       Entry into a Material Definitive Agreement
ITEM 3.02       Unregistered Sales of Equity Securities
ITEM 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Series A Convertible Preferred Stock and Series C Convertible Preferred Stock Certificates of Designation

On December 10, 2009, all of the Board of Directors of Technest Holdings, Inc. (“Technest”) and all of the holders of the outstanding Technest Series A Convertible Preferred Stock (“Series A”) and Technest Series C Convertible Preferred Stock (“Series C”) approved amendments to each of the Series A Certificate of Designation and the Series C Certificate of Designation (the “Amendments”), respectively. The Certificates of Designation for the Series A and Series C provided that a holder of such preferred stock could not convert its preferred stock if upon such conversion, that holder, together with its affiliates, would beneficially own more than 4.99% of the outstanding shares of Technest Common Stock, subject to certain waiver requirements.  The Series C Certificate of Designation further restricted a holder’s ability to convert its preferred stock if such holder, together with its affiliates, would beneficially own more than 9.99% of the outstanding shares of Technest Common Stock and such restriction could not be waived.  The Amendments removed these restrictions.

The foregoing summary of the Certificates of Designation and the Amendments is qualified in its entirety by reference to the full text of (i) the Series A Certificate of Designation, which was filed as Exhibit 4.1 to a current report on Form 8-K filed on February 14, 2005 and is incorporated by reference herein, (ii) the Series C Certificate of Designation, which was filed as Exhibit 4.8 to a current report on Form 8-K filed on February 15, 2005 and is incorporated by reference herein, and (iii) the Amendments to the Series A Certificate of Designation and the Series C Certificate of Designation, which are filed herewith as Exhibits 4.4 and 4.5 and are incorporated by reference herein.

Conversion of Series A Convertible Preferred Stock and Series C Convertible Preferred Stock

On December 14, 2009, in accordance with the Series A Certificate of Designation, as amended, Garth LLC, the only holder of Technest Series A Convertible Preferred Stock, converted all of its shares of Technest Series A Convertible Preferred Stock into 304,578 shares of Technest Common Stock.  After this conversion, there are no longer any shares of Technest Series A Convertible Preferred Stock outstanding.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) of the Securities Act.

On December 14, 2009, in accordance with the Series C Certificate of Designation, as amended, Southridge Partners LP and Southshore Capital Fund Ltd., the only holders of Technest Series C Convertible Preferred Stock, converted all of their shares of Technest Series C Convertible Preferred Stock into 344,827 shares of Technest Common Stock and 57,467 shares of Technest Common Stock, respectively. After these conversions, there are no longer any shares of Technest Series C Convertible Preferred Stock outstanding.  The issuance of the shares of Common Stock in these transactions was exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act.

Conversion of Series D 5% Convertible Preferred Stock

On December 8, 2009, in accordance with the Series D 5% Convertible Preferred Stock (“Series D”) Certificate of Designation, Southridge Partners LP and Southridge Capital Management LLC, the only holders of Series D, converted all of their shares of Series D into Technest Common Stock.  Upon conversion of the Series D, Southridge Partners LP acquired 6,859,306 shares of Technest Common Stock, which included 359,306 shares of Common Stock in payment of the accrued cumulative dividend of 5% per annum.  Upon conversion of the Series D, Southridge Capital Management LLC acquired 3,274,639 shares of Technest Common Stock, which included 74,639 shares in payment of the accrued cumulative dividend of 5% per annum. After these conversions, there are no longer any shares of Technest Series D outstanding. The issuance of the shares of Common Stock in these transactions was exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act.

The Certificate of Designation of the Series D was filed as Exhibit 4.18 to Technest’s annual report on Form 10-KSB for the year ended June 30, 2008 filed with the Securities and Exchange Commission on October 2, 2008 and is incorporated by reference herein.

Beneficial Ownership

Upon these conversions, there are 32,272,091 shares of Technest Common Stock outstanding.  Southridge Partners LP owns 56.57% of the shares of Technest Common Stock, with a total of 18,223,156 shares of Technest Common Stock. Aberdeen Avenue LLC, the beneficial owner of the shares of Common Stock issued to Southridge Capital Management LLC upon conversion of the Series D, beneficially owns 15.77% of the shares of Technest Common Stock, with a total of 5,089,421 shares of Technest Common Stock. Southshore Capital Fund Ltd. beneficially owns 3.32% of the shares of Technest Common Stock, with a total of 1,072,257 shares of Technest Common Stock. Stephen Hicks, one of our directors, is deemed to beneficially own the shares of Technest Common Stock beneficially owned by Southridge Partners LP, Aberdeen Avenue LLC, Southshore Capital Fund Ltd. and Garth LLC. Including the shares of Technest Common Stock beneficially owned by these entities, along with those shares directly owned by Mr. Hicks and the shares owned by Trillium Partners, LP, Mr. Hicks is deemed to beneficially own 78.45% of the shares of Technest Common Stock, with a total of 25,317,455 shares of Technest Common Stock. Mr. Hicks disclaims beneficial ownership of such shares other than those issued to Mr. Hicks as a director of Technest.

Director Fees

On December 9, 2009, Technest issued 20,661 shares of its Common Stock to each of its non-employee directors for a total of 103,305 shares under its 2006 Stock Award Plan as compensation for their services as directors during the quarter ended September 30, 2009.  The issuance and sale of the securities were not registered under the Securities Act, but were made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The form of Non-Employee Director Restricted Stock Agreement entered into between Technest and each non-employee director is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Technest Series A Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of Nevada on February 8, 2005		8-K	February 14, 2005	4.1
4.2	Technest Series C Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on February 14, 2005		8-K	February 15, 2005	4.8
4.3	Technest Series D 5% Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on October 1, 2008		10-KSB	October 2, 2008	4.18
4.4	Amendments to Technest Series A Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of Nevada on December 10, 2009	x
4.5	Amendments to Technest Series C Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of Nevada on December 10, 2009	x
10.1	Form of Non-Employee Director Restricted Stock Grant Agreement entered into by each non-employee director and Technest Holdings, Inc. dated December 2009	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By: /s/ Gino M. Pereira
Chief Executive Officer

Date:  December 14, 2009

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Technest Series A Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of Nevada on February 8, 2005		8-K	February 14, 2005	4.1
4.2	Technest Series C Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on February 14, 2005		8-K	February 15, 2005	4.8
4.3	Technest Series D 5% Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Nevada on October 1, 2008		10-KSB	October 2, 2008	4.18
4.4	Amendments to Technest Series A Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of Nevada on December 10, 2009	x
4.5	Amendments to Technest Series C Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of Nevada on December 10, 2009	x
10.1	Form of Non-Employee Director Restricted Stock Grant Agreement entered into by each non-employee director and Technest Holdings, Inc. dated December 2009	x